Exhibit 10.10
GUARANTY

Dated as of June 23, 2020

To induce Ally Bank (Ally Capital in Hawaii, Mississippi, Montana and New Jersey), a Utah state-chartered bank (“Bank”) to make a revolving loan (the “Loan”) to Sonic Automotive, Inc., a Delaware corporation (“Borrower”) pursuant to the Credit Agreement (“Credit Agreement”) between Borrower and Bank and other related agreements dated as of the date hereof, Sonic Development, LLC, a North Carolina limited liability company, AM Realty GA, LLC, a Georgia limited liability company, AM GA, LLC, a Georgia limited liability company, EchoPark Automotive, Inc., a Delaware corporation, SRE Texas - 6, L.P., a Texas limited partnership, Sonic Automotive - 4701 I-10 East, TX, L.P., a Texas limited partnership, Sonic of Texas, Inc., a Texas corporation, Sonic Automotive of Nevada, Inc., a Nevada corporation, SRE Texas 11, LLC, a Texas limited liability company, SAI Philpott T, LLC, a Texas limited liability company, SRE Holding, LLC, a North Carolina limited liability company, EchoPark Realty TX, LLC, a Texas limited liability company, SAI DS, LLC, a Texas limited liability company, SAI Pensacola A, LLC, a Florida limited liability company, SAI FL HC2, Inc., a Florida corporation, EP Realty SC, LLC, a South Carolina limited liability company, EchoPark SC, LLC, a South Carolina limited liability company, SRE Texas 15, LLC, a Texas limited liability company, Sonic Houston JLR, LP, a Texas limited partnership, SRE Texas 13, LLC, a Texas limited liability company, and SAI McKinney M, LLC, a Texas limited liability company (collectively the “Guarantor”, whether one or more than one) hereby absolutely and unconditionally guarantees the payment and performance of the following (collectively “Obligations”):

a.Borrower’s obligations owed to Bank under and/or in connection with the Loan, including, without limitation, the following:

i.Any and all renewals, extensions, and/or modifications of the Loan;
ii. Any and all agreements related to the Loan;
iii. All of Bank's costs, expenses, and attorney and other legal fees incurred by Bank in connection with the Loan; and
b. Any voluntary and/or involuntary credit extensions that Bank makes to Borrower in any bankruptcy proceeding.

1.THIS GUARANTY IS AN ABSOLUTE, UNLIMITED, UNCONDITIONAL, IRREVOCABLE, CONTINUING GUARANTY OF PAYMENT AND PERFORMANCE of Borrower’s Obligations, and Guarantor's liability under this Guaranty will not be affected by any change in circumstance, including without limitation:
a.Any settlement or variation of terms of any Obligation of Borrower; any related agreements between Bank and Borrower; or any obligation of any guarantor or other interested person, by operation of law or otherwise;
b.The failure to file, record, or register any security document;
c.The unenforceability of any Obligation;
d.Partial or total release, sale, or foreclosure of any real or personal property securing any Obligation ("Collateral") or any nonperfection or other impairment of Bank's security interest in Collateral;
e.Bank obtains new or additional Collateral;
f.Release or substitution of any other guarantors of any Obligation or any others providing any other security enhancement (e.g., letter of credit);
g.Borrower's assignment or other transfer of any Obligation, whether by operation of law or otherwise (e.g., merger);
h.Change in Borrower's entity structure;
i.Discharge of any Obligation, or other relief obtained by Borrower, in any bankruptcy or insolvency proceeding.

j.Any action or forbearance by Bank in exercising its rights and remedies against Borrower in connection with any Obligation, regardless of any resulting prejudice to Guarantor or increase in the likelihood that Guarantor will have to pay or perform under this Guaranty or otherwise.

2.Guarantor acknowledges and expressly agrees that Bank may utilize various means to attempt to verify Borrower’s compliance with the terms of the Loan, including periodic checks on the Collateral and examinations of books and records and that:
a.Such steps are for the sole benefit of Bank; and
b.The adequacy of performance of such Collateral checks and examinations will not be considered as a defense to, or mitigation of, Guarantor's liability under this Guaranty.

3.Guarantor continuously and unconditionally promises, represents, and warrants that:
a.Immediately upon demand by Bank, Guarantor will pay to Bank:
i.Any and all amounts Borrower owes to Bank in connection with the Obligation;
ii.All of Bank's costs and expenses, including without limitation, attorney and other legal fees, arising in connection with enforcement of its rights under this Guaranty, even after payment and performance of the Obligations and/or Guarantor's termination of this Guaranty;
b. Guarantor is solvent, the fair market value of its assets exceeds its liabilities, and it is paying its current debts as they fall due;
c. Upon Bank’s request, Guarantor will provide Bank with Guarantor's financial statements and any other information, documents, and/or records requested;
d. If Guarantor is an entity, Guarantor’s execution of, and payment and performance under, this Guaranty:
i.Have been duly authorized;
ii.Constitute valid obligations enforceable according to the terms of this Guaranty;
iii.Do not violate any of Guarantor’s entity documents (e.g., by-laws, partnership agreement, etc.) or any law, regulation, or judgment;
iv.Do not require any approval that was not given;
e. Guarantor has a close business nexus to Borrower and will obtain a financial or other benefit from Bank's Loan to Borrower;
f. Guarantor will not assign this Guaranty without Bank’s prior written consent;
g. Guarantor's statements, promises, representations, and warranties in this Guaranty or any other documents or information submitted to Bank do not contain any untrue, inaccurate, or incomplete statements;
h. Guarantor will immediately notify Bank if any of the foregoing promises, representations, or warranties become untrue or misleading.

5. The occurrence and continuance of (i) an Event of Default under the Credit Agreement, or (ii) any of the following, constitutes a default under this Guaranty ("Default"):
a.Guarantor’s failure to pay, perform under, or meet the terms of this Guaranty;
b.Guarantor’s misrepresentation or breach of any provision, promise, warranty contained in this Guaranty;

6. If a Default occurs and is continuing, Bank has all rights and remedies provided by law.

7.Any forbearance, delay, or failure by Bank in exercising its rights or remedies under or in connection with this Guaranty or otherwise does not constitute a waiver of such rights or remedies or of any existing or future default by Guarantor or Borrower under or in connection with this Guaranty, any Obligation, or otherwise.

8.Guarantor expressly waives and releases Bank from any and all past and present claims, defenses, causes of action, or damages arising from any and all dealings or relationships between Guarantor and Bank.

9.Guarantor expressly waives and dispenses with:
a.Notices of any kind, including without limitation:
i.Acceptance of this Guaranty;

ii.Borrower's default under any Obligation;
iii.Amount of Borrower's indebtedness to Bank outstanding at any time;
iv.Further advances under, and renewals, extensions, or modifications of, any Obligation and/or any related agreements;
v.Complete or partial sale or foreclosure of the Collateral and of posting of related advertisements;
b.Until the Obligations have been paid in full, any and all rights of subrogation, reimbursement, contribution, offset, indemnity, and recourse to, or with respect to, any Collateral or any of Borrower’s assets or property;
c.Protests, demands and prosecution of collection, foreclosure, and possessory remedies;
d.Any right to require Bank to:
i.Proceed against Borrower or other persons for payment or performance of any Obligation;
ii.Advise Guarantor of the results of any Collateral checks or examinations;
iii.Require Borrower to comply with any agreement with Bank;
iv.Proceed against or exhaust any Collateral;
e.Assignment of any Obligation or this Guaranty;
f.Any defense based on any statute of limitations or laches;
g.Any defense based on ultra vires or unauthorized activity;
h.THE RIGHT TO TRIAL BY JURY AS TO ANY AND ALL MATTERS RELATING IN ANY WAY TO THIS GUARANTY, TO THE EXTENT PERMITTED BY LAW.

10. In addition to the waivers in Paragraph 12 above, in California and/or to the extent that California law applies,
Guarantor waives and dispenses with:

a. Note and Notice Waivers. Guarantor waives, to the fullest extent permitted by law, presentment, notice of dishonor, protest, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, and all other notices or demands of any kind (including, without limitation, notice of the acceptance by Lender and Lender of this Guaranty, notice of the existence, creation, non-payment, or non-performance of any or all Obligations), excepting only notices specifically provided for in the Guaranty.

b. Waiver of Acts and Omissions. Guarantor waives any defense to enforcement of the Guarantor Obligations or any Liens and Encumbrances granted by Guarantor based on acts and omissions of Lender.

c. Waiver of Certain Statutory Provisions. Guarantor further agrees that nothing contained herein shall prevent Lender from suing on the Note or from exercising any rights available under any of the Loan Documents and that the exercise of any of such rights shall not constitute a legal or equitable discharge of Guarantor. Without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits and defenses under California Civil Code (“CC”), Sections 2787-2855, inclusive, and 2899, 2953 and 3433, including, without limitation, the right to require Lender to (i) proceed against Borrower, (ii) proceed against or exhaust any security or collateral Lender may hold, or (iii) pursue any other right or remedy for the benefit of Guarantor. Guarantor hereby expressly waives any and all benefits and defenses under (A) California Code of Civil Procedure (“CCP”) Section 580a which would otherwise limit Guarantor’s liability after a non-judicial foreclosure sale to the difference between the obligations guaranteed herein and the value of the property or interest sold at such non-judicial foreclosure sale as determined by a fair value hearing or otherwise, (B) CCP Sections 580b and 580d, which would otherwise limit Lender’s right to recover a deficiency judgment with respect to purchase money obligations and after a non-judicial foreclosure sale, respectively, and (C) CCP Section 726 which, among other things, would otherwise require Lender to exhaust all of its security before a personal judgment may be obtained or a deficiency judgment may be pursued and would limit Guarantor’s liability after a judicial foreclosure sale to the difference between the obligations guaranteed herein and the fair value of the property or interest sold at such judicial foreclosure sale. Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure, or by an acceptance of a deed in lieu of foreclosure, and notwithstanding enforcement of any other guaranty executed in connection with the Loan Documents, Guarantor shall remain bound under this Guaranty. Guarantor acknowledges that it has been made aware of the provisions of CC Section 2856, has read and understands the provisions of that statute, has been advised by its counsel as to the scope, purpose and effect of that statute, and based thereon, without limiting any other waivers herein, Guarantor hereby gives the following waivers with respect to, and as described in, CC Sections 2856(c) and (d):

(c) . . . “Guarantor waives all rights and defenses that the guarantor may have because the debtor’s debt is secured by real property. This means among other things:
(1) The creditor may collect from the guarantor without first foreclosing on any real or personal property pledged by the debtor;
(2) If the creditor forecloses on any real property collateral pledged by the debtor:
(A) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.
(B) The creditor may collect from the guarantor even if the creditor, by foreclosing on the real property collateral, has destroyed any right the guarantor may have to collect from the debtor.

This is an unconditional and irrevocable waiver of any rights and defenses the guarantor may have because the debtor’s debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based on Sections 580a, 580b, 580d or 726 of the Code of Civil Procedure.”

(d) . . . “Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor’s rights of subrogation and reimbursement against the principal by operation of Section 580d of the Code of Civil Procedure or otherwise.”

d. Waiver of Law and Equitable Principles Conflicting With This Guaranty. Guarantor waives any and all provisions of law and equitable principles that conflict with this Guaranty.

e. Waiver of Any Obligation of Lender to Inform Guarantor. Guarantor waives any right to require Lender to provide to Guarantor any information concerning performance of the Borrower Obligations, the ability of Borrower to perform the Borrower Obligations, or any other matter, regardless of what information Lender may have from time to time.

f. Waiver of Contribution, Exoneration, Indemnification, Reimbursement, Subrogation, and Other Rights Against Borrower. Guarantor waives any and all present and future claims, remedies, and rights of Guarantor against Borrower, the Collateral, and any other property, interests in property, or rights to property of Borrower (i) arising from any performance by Guarantor hereunder, (ii) arising from any application of any Collateral or any other property, interests in property, or rights to property of Guarantor to payment or performance of the Obligations, or (iii) otherwise arising in respect of this Guaranty, regardless of whether such claims, remedies, and rights arise under any present or future agreement, document, or instrument or are provided by any law, ordinance, regulation, or rule (federal, state, or local) (including, without limitation, (A) any and all rights of contribution, exoneration, indemnity, reimbursement, and subrogation, (B) all suretyship rights and defenses described in CC Section 2856(a), and (C) any and all rights to participate in the rights and remedies of Lender against Borrower and the Collateral).

11. Waiver “Sham Guaranty” Claims. Guarantor acknowledges, agrees, and represents and warrants to Lender that (i) Lender was not involved with, participated in, or advised Borrower or Guarantor with respect to the ownership and management structure of Borrower and that such structure was previously created by Borrower and/or Guarantor based upon their own decisions and otherwise based on independent advice obtained by them from their own counsel and consultants, which reasons included separating Guarantor from any liability that may be incurred by Borrower in the conduct and operation of its business, (ii) Guarantor is not, has not nor has ever been intended to be primarily obligated with Borrower with respect to the Loan, whether at law, contractor or equity, and the obligations and liabilities of Guarantor under this Guaranty are separate and independent of Borrower, and (iii) Guarantor hereby waives any right to claim to the contrary, including without limitation, any right to claim as a defense to the validity, enforceability or collectability of this Guaranty as against Guarantor that this Guaranty is a “sham guaranty”.

12. Waiver of Setoff and Counterclaim. Guarantor waives all rights to interpose any setoffs or counterclaims of any nature in any action or proceeding instituted by Lender with respect to this Guaranty, the collateral therefor, or any matter arising therefrom or relating thereto and the posting of any bond which may otherwise be required, and waives any and all benefits of cross-demands pursuant to section 431.70 of the California Code of Civil Procedure.

13. Waiver of Other Rights and Claims. Guarantor waives any and all present and future rights (a) to participate in the rights and remedies of Lender against Borrower or any other Third Party, the Collateral or any other Third Party Assets, (b) to require marshaling of assets or to require realization on the Collateral or any portion thereof, or in any particular order, priority or timing and (c) any right to designate the portion of the Obligations that are to be satisfied as a result of a partial payment thereof, whether by Guarantor pursuant to this Guaranty or otherwise by any Third Party, including any right to do so under CC Section 2822.

14. Guarantor waives any defense to enforcement of the Guarantor Obligations or any liens and encumbrances granted by Guarantor based on acts and omissions of Lender.

15. Guarantor waives any and all provisions of law and equitable principles that conflict with this Guaranty.

16. Guarantor may not assign this Guaranty without Bank’s prior written consent; Bank may only assign any Obligation and/or this Guaranty as provided in the Credit Agreement, and if it does so, this Guaranty continues without interruption and remains valid, in full force and effect, and enforceable against Guarantor by the party to whom it is assigned.

17. If Guarantor makes payment(s) to Bank under this Guaranty such that the Obligations are fully or partially paid and Guarantor is partially or fully discharged under this Guaranty, and later such payment is invalidated, found to be fraudulent or preferential, set aside, and/or required to be disgorged by Bank, then this Guaranty will be automatically re-instated and will remain in full force and effect as if Guarantor was never discharged until all Obligations have been fully and finally paid.

18. Guarantor continuously and irrevocably authorizes Bank to obtain from and provide to third persons any and all types and kinds of information concerning Guarantor, whether from Bank's direct actual experience or obtained from other sources. Bank will not sell Guarantor’s personal information received in connection herewith to unrelated third parties for marketing or sales purposes.

19. This Guaranty is in addition to, and does not supercede or in any way affect, any other Guaranty or surety-type agreement executed by Guarantor, whether singly or as a co-party to such agreement.

20. This Guaranty will remain in full force and effect until forty-eight hours after Bank receives written notice of termination or modification from Guarantor. Such notice:

a. Must be sent to such offices as Bank may designate from time to time;
b. Will not operate to release Guarantor or his estate from liability under this Guaranty with respect to any Obligations incurred prior to the effective date of such notice.

21. Except as noted above, Bank has made no promises to Borrower or Guarantor to induce execution of this Guaranty, and there are no other agreements or understandings, either oral or in writing, between Bank and Guarantor affecting this Guaranty.

22. Any and all amendments to this Guaranty must be in writing and signed by Guarantor and Bank.

23. This Guaranty binds and inures to the benefit of the successors and assigns of Guarantor and Bank, respectively.

24. If any part of this Guaranty is not valid or enforceable according to applicable law, all other parts will remain valid and enforceable.

25. This Guaranty will be governed by and construed under the laws of the state of New York.

26. The liability of all parties signing this Guaranty, where more than one, is joint and several.

27. Guarantor has read all of the terms and conditions of this Guaranty, has consulted with legal or other advisors or has been given an opportunity to do so, and freely and voluntarily gives this Guaranty to the Bank.

28. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which are taken together shall constitute one and the same agreement.

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The parties have executed this Guaranty as of the date set forth above.

Sonic Development, LLC, a North Carolina limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

AM Realty GA, LLC, a Georgia limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

AM GA, LLC, a Georgia limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

EchoPark Automotive, Inc., a Delaware corporation

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SRE Texas - 6, L.P., a Texas limited partnership

By: Sonic of Texas, Inc., a Texas corporation,
Its General Partner

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

Sonic Automotive - 4701 I-10 East, TX, L.P., a Texas limited partnership

By: Sonic of Texas, Inc., a Texas corporation,
Its General Partner

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

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Signature Page to Guaranty

Sonic of Texas, Inc., a Texas corporation

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

Sonic Automotive of Nevada, Inc., a Nevada corporation

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SRE Texas 11, LLC, a Texas limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SAI Philpott T, LLC, a Texas limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SRE Holding, LLC, a North Carolina limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

EchoPark Realty TX, LLC, a Texas limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SAI DS, LLC, a Texas limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

[signatures continue on the following page]

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SAI Pensacola A, LLC, a Florida limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SAI FL HC2, Inc., a Florida corporation

By:  /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

EP Realty SC, LLC, a South Carolina limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

EchoPark SC, LLC, a South Carolina limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SRE Texas 15, LLC, a Texas limited liability company

By:  /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

Sonic Houston JLR, LP, a Texas limited partnership
By: Sonic of Texas, Inc., a Texas corporation,
Its General Partner

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SRE Texas 13, LLC, a Texas limited liability company

By:  /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

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SAI McKinney M, LLC, a Texas limited liability company

By:  /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

Accepted:
Ally Bank (Ally Capital in Hawaii, Mississippi, Montana and New Jersey)
Signature: /s/ Matt Mayes
By (print): Matt Mayes
Title: Authorized Representative
Date: 6-22-20

Signature Page to Guaranty